EXHIBIT 99.1
Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders
Lennox International Inc.:
We have audited the accompanying consolidated balance sheets of Lennox International Inc. and subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders’ equity and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2009. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedule. We also have audited the Company’s internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Lennox International Inc.’s management is responsible for these consolidated financial statements, the financial statement schedule, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on these consolidated financial statements, the financial statement schedule and the effectiveness of the Company’s internal control over financial reporting based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Lennox International Inc. and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. Also in our opinion, Lennox International Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.
/s/ KPMG LLP
Dallas, Texas
February 18, 2010, except for
note 27, which is as of May 3, 2010

27. Condensed Consolidating Financial Statements
     The Company’s senior unsecured notes are unconditionally guaranteed by certain of the Company’s subsidiaries (the “Guarantor Subsidiaries”) while they are not by other subsidiaries (the “Non-Guarantor Subsidiaries”). As results of these guarantee arrangements, we are required to present the following condensed consolidating financial statements.
     The condensed consolidating financial statements reflect the investments in subsidiaries of the Company using the equity method of accounting. Intercompany account balances have been included in Accounts and Notes Receivable, Other (Current) Assets, Other Assets, net, Short-Term Debt, Accounts Payable, and Long-Term Debt line items of the Parent, Guarantor and Non-Guarantor balance sheets. The principal elimination entries eliminate investments in subsidiaries and intercompany balances and transactions.
Condensed consolidating financial statements of the Company, its Guarantor Subsidiaries and Non-Guarantor Subsidiaries, as of December 31, 2009 and 2008 and for each of the fiscal years of the three-year period ended December 31, 2009 are shown below:

CONDENSED CONSOLIDATING BALANCE SHEETS
As of December 31, 2009
(In millions)

			Non-	Consolidating
		Guarantor	Guarantor	Entries and
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$0.8	$6.6	$116.9	$—	$124.3
Accounts and notes receivable, net	(975.0)	775.1	558.3	(1.4)	357.0
Inventories, net	—	139.4	113.7	(2.9)	250.2
Deferred income taxes	—	25.4	15.8	(6.3)	34.9
Other assets	12.2	19.1	64.2	(28.0)	67.5

Total current assets	(962.0)	965.6	868.9	(38.6)	833.9
PROPERTY, PLANT AND EQUIPMENT, net	—	207.8	121.8	—	329.6
GOODWILL	—	46.7	215.4	(4.7)	257.4
DEFERRED INCOME TAXES	—	67.3	21.2	(13.9)	74.6
OTHER ASSETS, net	1,905.1	371.4	41.5	(2,269.6)	48.4

TOTAL ASSETS	$943.1	$1,658.8	$1,268.8	$(2,326.8)	$1,543.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt	$25.1	$—	$2.5	$(25.4)	$2.2
Current maturities of long-term debt	35.0	—	0.5	—	35.5
Accounts payable	7.9	115.4	122.7	(7.8)	238.2
Accrued expenses	5.1	192.5	125.5	(5.2)	317.9
Income taxes payable	(17.5)	(21.6)	43.2	(4.1)	—

Total current liabilities	55.6	286.3	294.4	(42.5)	593.8
LONG-TERM DEBT	176.5	98.8	117.4	(198.9)	193.8
POSTRETIREMENT BENEFITS, OTHER THAN PENSIONS	—	13.4	—	—	13.4
PENSIONS	—	56.3	10.5	(0.1)	66.7
OTHER LIABILITIES	2.6	50.9	32.9	(14.6)	71.8

Total liabilities	234.7	505.7	455.2	(256.1)	939.5
COMMITMENTS AND CONTINGENCIES
TOTAL STOCKHOLDERS’ EQUITY	708.4	1,153.1	813.6	(2,070.7)	604.4

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$943.1	$1,658.8	$1,268.8	$(2,326.8)	$1,543.9

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2009
(In millions)

			Non-	Consolidating
		Guarantor	Guarantor	Entries and
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
NET SALES	$—	$1,939.1	$1,147.1	$(238.7)	$2,847.5
COST OF GOODS SOLD	0.2	1,435.5	857.2	(238.8)	2,054.1

Gross profit	(0.2)	503.6	289.9	0.1	793.4
OPERATING EXPENSES:
Selling, general and administrative expenses	—	458.3	191.8	0.1	650.2
(Gains) losses and other expenses, net	(6.7)	(0.7)	0.8	—	(6.6)
Restructuring charges	—	16.2	25.3	—	41.5
Impairment of assets	—	—	6.4	—	6.4
(Income) loss from equity method investments	(39.1)	5.4	(7.3)	33.7	(7.3)

Operational income from continuing operations	45.6	24.4	72.9	(33.7)	109.2
INTEREST (INCOME) EXPENSE, net	(0.8)	7.2	1.9	(0.1)	8.2
OTHER EXPENSE, net	—	—	0.1	—	0.1

Income from continuing operations before income taxes	46.4	17.2	70.9	(33.6)	100.9
PROVISION FOR INCOME TAXES	0.2	6.3	32.2	0.4	39.1

Income from continuing operations	46.2	10.9	38.7	(34.0)	61.8
Loss from discontinued operations	—	—	10.7	—	10.7

Net income	$46.2	$10.9	$28.0	$(34.0)	$51.1

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2009
(In millions)

				Consolidating
	Parent	Guarantor	Non-Guarantor	Entries and
	Company	Subsidiaries	Subsidiaries	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:	$54.0	$87.0	$84.5	$—	$225.5

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the disposal of property, plant and equipment	—	0.2	0.4	—	0.6
Purchases of property, plant and equipment	—	(48.3)	(10.5)	—	(58.8)
Proceeds from sale of businesses	—	1.1	8.9	—	10.0
Return of investment	—	—	0.9	—	0.9
Purchases of short-term investments	—	—	(16.9)	—	(16.9)
Proceeds from sales and maturities of short-term investments	—	—	50.2	—	50.2

Net cash provided by (used in) investing activities	—	(47.0)	33.0	—	(14.0)

CASH FLOWS FROM FINANCING ACTIVITIES:
Short-term payments, net	—	—	(4.3)	—	(4.3)
Long-term payments	—	—	(1.7)	—	(1.7)
Revolver long-term payments, net	(183.3)	—	—	—	(183.3)
Proceeds from stock option exercises	9.4	—	—	—	9.4
Repurchases of common stock	(5.6)	—	—	—	(5.6)
Excess tax benefits related to share-based payments	4.9	—	—	—	4.9
Intercompany debt	21.0	(12.5)	(8.5)	—	—
Intercompany financing activity	126.5	(24.0)	(102.5)	—	—
Intercompany dividends	5.0	—	(5.0)	—	—
Cash dividends paid	(31.1)	—	—	—	(31.1)

Net cash used in financing activities	(53.2)	(36.5)	(122.0)	—	(211.7)
DECREASE IN CASH AND CASH EQUIVALENTS	0.8	3.5	(4.5)	—	(0.2)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	—	—	2.4	—	2.4
CASH AND CASH EQUIVALENTS, beginning of period	—	3.1	119.0	—	122.1

CASH AND CASH EQUIVALENTS, end of period	$0.8	$6.6	$116.9	$—	$124.3

CONDENSED CONSOLIDATING BALANCE SHEETS
As of December 31, 2008
(In millions)

			Non-	Consolidating
		Guarantor	Guarantor	Entries and
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$—	$3.1	$119.0	$—	$122.1
Short-term investments	—	—	33.4	—	33.4
Accounts and notes receivable, net	(848.6)	766.5	227.8	217.7	363.4
Inventories, net	—	177.2	123.1	(3.0)	297.3
Deferred income taxes	2.2	12.1	10.1	(0.2)	24.2
Other assets	38.1	21.2	43.2	(7.7)	94.8

Total current assets	(808.3)	980.1	556.6	206.8	935.2
PROPERTY, PLANT AND EQUIPMENT, net	—	199.6	129.8	—	329.4
GOODWILL	—	58.1	179.0	(4.8)	232.3
DEFERRED INCOME TAXES	12.1	97.2	15.1	(10.9)	113.5
OTHER ASSETS, net	1,867.4	316.1	49.3	(2,183.7)	49.1

TOTAL ASSETS	$1,071.2	$1,651.1	$929.8	$(1,992.6)	$1,659.5

	LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt	$—	$—	$7.5	$(1.4)	$6.1
Current maturities of long-term debt	—	—	0.6	—	0.6
Accounts payable	8.0	125.4	(110.5)	211.2	234.1
Accrued expenses	37.1	149.7	144.8	(0.1)	331.5
Income taxes payable	(9.1)	(7.6)	28.5	(8.1)	3.7

Total current liabilities	36.0	267.5	70.9	201.6	576.0
LONG-TERM DEBT	394.8	93.2	109.2	(183.5)	413.7
POSTRETIREMENT BENEFITS, OTHER THAN PENSIONS	—	12.5	—	—	12.5
PENSIONS	—	99.8	7.9	—	107.7
OTHER LIABILITIES	2.7	62.3	37.0	(11.0)	91.0

Total liabilities	433.5	535.3	225.0	7.1	1,200.9
COMMITMENTS AND CONTINGENCIES
TOTAL STOCKHOLDERS’ EQUITY	637.7	1,115.8	704.8	(1,999.7)	458.6

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,071.2	$1,651.1	$929.8	$(1,992.6)	$1,659.5

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008
(In millions)

				Consolidating Entries and
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET SALES	$—	$2,193.6	$1,396.9	$(149.4)	$3,441.1
COST OF GOODS SOLD	0.2	1,589.2	1,067.0	(149.8)	2,506.6

Gross profit	(0.2)	604.4	329.9	0.4	934.5
OPERATING EXPENSES:
Selling, general and administrative expenses	—	477.0	209.9	—	686.9
Losses (gains) and other expenses, net	5.1	(5.9)	(1.0)	(0.1)	(1.9)
Restructuring charges	—	10.7	19.7	—	30.4
Impairment of assets	—	—	9.1	—	9.1
Income from equity method investments	(139.2)	(6.6)	(8.6)	145.8	(8.6)

Operational income from continuing operations	133.9	129.2	100.8	(145.3)	218.6
INTEREST EXPENSE, net	7.7	6.3	0.1	0.1	14.2
OTHER EXPENSE, net	—	—	0.1	—	0.1

Income from continuing operations before income taxes	126.2	122.9	100.6	(145.4)	204.3
(BENEFIT FROM) PROVISION FOR INCOME TAXES	(2.9)	43.6	39.6	0.2	80.5

Income from continuing operations	129.1	79.3	61.0	(145.6)	123.8
Loss from discontinued operations	—	—	1.0	—	1.0

Net income	$129.1	$79.3	$60.0	$(145.6)	$122.8

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2008
(In millions)

				Consolidating
	Parent	Guarantor	Non-Guarantor	Entries and
	Company	Subsidiaries	Subsidiaries	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:	$5.5	$136.4	$41.3	$—	$183.2

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the disposal of property, plant and equipment	—	1.1	4.7	—	5.8
Purchases of property, plant and equipment	(1.2)	(49.3)	(11.6)	—	(62.1)
Additional investments in affiliates	—	(3.1)	(1.6)	—	(4.7)
Purchases of short-term investments	—	—	(64.2)	—	(64.2)
Proceeds from sales and maturities of short-term investments	—	—	58.7	—	58.7

Net cash used in investing activities	(1.2)	(51.3)	(14.0)	—	(66.5)

CASH FLOWS FROM FINANCING ACTIVITIES:
Short-term borrowings, net	—	—	1.4	—	1.4
Proceeds from capital lease	—	—	15.3	—	15.3
Long-term payments	(36.3)	—	(0.1)	—	(36.4)
Revolver long-term (payments) borrowings, net	213.5	—	—	—	213.5
Proceeds from stock option exercises	19.7	—	—	—	19.7
Payments of deferred financing costs	(0.3)	—	—	—	(0.3)
Repurchases of common stock	(323.8)	—	—	—	(323.8)
Excess tax benefits related to share-based payments	11.0	—	—	—	11.0
Intercompany debt	(5.8)	9.8	(4.0)	—	—
Intercompany activity	150.0	(145.5)	(4.5)	—	—
Intercompany dividends	—	41.5	(41.5)	—	—
Cash dividends paid	(32.4)	—	—	—	(32.4)

Net cash used in financing activities	(4.4)	(94.2)	(33.4)	—	(132.0)
DECREASE IN CASH AND CASH EQUIVALENTS	(0.1)	(9.1)	(6.1)	—	(15.3)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	—	—	(8.1)	—	(8.1)
CASH AND CASH EQUIVALENTS, beginning of period	0.1	12.2	133.2	—	145.5

CASH AND CASH EQUIVALENTS, end of period	$—	$3.1	$119.0	$—	$122.1

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2007
(In millions)

				Consolidating Entries and
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET SALES	$—	$2,451.7	$1,382.0	$(142.0)	$3,691.7
COST OF GOODS SOLD	0.2	1,781.5	1,048.2	(142.1)	2,687.8

Gross profit	(0.2)	670.2	333.8	0.1	1,003.9
OPERATING EXPENSES:
Selling, general and administrative expenses	—	520.4	210.8	(0.1)	731.1
Losses (gains) and other expenses, net	3.3	0.6	(10.6)	—	(6.7)
Restructuring charges	—	16.9	8.4	(0.1)	25.2
Income from equity method investments	(209.5)	(38.0)	(10.6)	247.5	(10.6)

Operational income from continuing operations	206.0	170.3	135.8	(247.2)	264.9
INTEREST EXPENSE, net	1.6	4.4	0.8	—	6.8
OTHER EXPENSE, net	—	—	0.7	—	0.7

Income from continuing operations before income taxes	204.4	165.9	134.3	(247.2)	257.4
(BENEFIT FROM) PROVISION FOR INCOME TAXES	(2.6)	41.8	52.5	—	91.7

Income from continuing operations	207.0	124.1	81.8	(247.2)	165.7
Income from discontinued operations	—	—	(3.3)	—	(3.3)

Net income	$207.0	$124.1	$85.1	$(247.2)	$169.0

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2007
(In millions)

				Consolidating
	Parent	Guarantor	Non-Guarantor	Entries and
	Company	Subsidiaries	Subsidiaries	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:	$87.0	$172.6	$(19.7)	$—	$239.9

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the disposal of property, plant and equipment	—	0.3	0.5		0.8
Purchases of property, plant and equipment	(1.8)	(49.7)	(18.7)	—	(70.2)
Proceeds from sale of businesses	—	—	—	—	—
Additional investments in affiliates	—	—	(0.8)	—	(0.8)
Return of investment	—	—	—	—	—
Purchases of short-term investments	—	—	(42.5)	—	(42.5)
Proceeds from sales and maturities of short-term investments	—	—	15.1	—	15.1

Net cash used in investing activities	(1.8)	(49.4)	(46.4)	—	(97.6)

CASH FLOWS FROM FINANCING ACTIVITIES:
Short-term borrowings, net	—	—	3.4	—	3.4
Long-term payments	(36.1)	—	—	—	(36.1)
Revolver long-term borrowings, net	131.0	—	—	—	131.0
Proceeds from stock option exercises	21.5	—	—	—	21.5
Payments of deferred financing costs	(1.8)	—	—	—	(1.8)
Repurchases of common stock	(253.6)	—	—	—	(253.6)
Excess tax benefits related to share-based payments	17.9	—		—	17.9
Intercompany debt	(4.4)	(0.3)	4.7	—	—
Intercompany financing activity	35.3	(122.3)	87.0		—
Cash dividends paid	(35.0)	—	—	—	(35.0)

Net cash (used in) provided by financing activities	(125.2)	(122.6)	95.1	—	(152.7)
DECREASE IN CASH AND CASH EQUIVALENTS	(40.0)	0.6	29.0	—	(10.4)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	—	—	11.6	—	11.6
CASH AND CASH EQUIVALENTS, beginning of period	40.1	11.6	92.6	—	144.3

CASH AND CASH EQUIVALENTS, end of period	$0.1	12.2	133.2	—	$145.5